SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 1998
(Date of earliest event reported)

INTERNET COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)



Colorado                   0-19578                 84-1095516
(State of incorporation) (Commission file number) (IRS Employer
                                                   Identification No.)


7100 E. Belleview Ave., Suite 201, Englewood, CO    80202
(Address of principal executive offices)          (Zip Code)

(303) 770-7600
(Registrant's telephone number)

Not Applicable
(Former name and address)

     Item 5.  Other Events


     The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on January 4, 1999.

     Item 7.  Exhibits

99.1     Press Release
99.2     Articles of Amendment


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 1999          INTERNET COMMUNICATIONS CORPORATION

                               By:  /s/ T. Timothy Kershisnik
                                        T. Timothy Kershisnik
                                        Vice President, CFO, Treasurer
                                        and Corporate Secretary